American Century Mutual Funds, Inc. Summary Prospectuses and Prospectuses Supplement Focused Growth Fund Growth Fund

Supplement dated July 1, 2014 ■ Summary Prospectuses and Prospectuses dated March 1, 2014

As of August 1, 2014, the funds will be open to all investors.

The following changes are effective August 1, 2014:

The first paragraph under Purchase and Sale of Fund Shares on page 4 of the summary prospectuses and page 5 of the prospectuses is deleted.

The section entitled Closed Fund Policies on page 17 of the prospectuses is deleted.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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